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                                                                  Exhibit 10.7

                              FIRST AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

                  THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (sometimes herein this "Amendment") is made and entered into as of the 10th day of October, 1996, by and between SHOLODGE, INC., a Tennessee corporation with its principal place of business at 217 West Main Street, Gallatin, Tennessee 37066 (hereinafter referred to as the "Company"), and RICHARD L. JOHNSON, a resident of the State of Tennessee (hereinafter referred to as "Johnson").

                              W I T N E S S E T H:

                  WHEREAS, the Company and Johnson entered into that certain Registration Rights Agreement (hereinafter referred to as the "Agreement") dated as of December 11, 1991; and

                  WHEREAS, the Company and Johnson now desire to amend certain provisions of the Agreement as set forth herein.

                  NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties do hereby agree as follows:

                  1. The definition of "Stock Option Agreement" in paragraph 1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                           "Stock Option Agreement" means that certain Amended
                  and Restated Stock Option Agreement dated March 9, 1992, but effective as of April 1, 1984, as amended by that certain First Amendment to Amended and Restated Stock Option Agreement dated as of October 10, 1996, both between Leon Moore and Johnson.

                  2. Paragraph 2(a) of the Agreement is hereby amended by changing the date "December 11, 1996" in the first sentence thereof to "December 11, 1997".

                  3. Paragraph 2(b) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                           (b) The Company shall be obligated to prepare, file
                  and cause to become effective only two (2) registration statements pursuant to this Section 2; provided, however, that the Company shall not be obligated to prepare, file and cause to become effective a registration statement unless the aggregate market value of the Registrable Securities to be registered thereby is at least One Million Dollars ($1,000,000).

                  4. Paragraph 3(a) of the Agreement is hereby amended by changing the date "December 11, 1996" in the first sentence thereof to "December 11, 1997".




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                  5. Paragraph 9(b) of the Agreement is hereby ameded by
changing the street address for Patrick L. Alexander as set forth therein from "222 Third Avenue North" to "414 Union Street, Suite 1600".

                  6. Except as hereby modified and amended, the Agreement shall in all other respects remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this First Amendment to Registration Rights Agreement on the day and year first above written.

                                       SHOLODGE, INC.

                                       By: /s/ Leon Moore
                                           ----------------------------------
                                       Title: President
                                              -------------------------------

                                       /s/ Richard L. Johnson
                                       --------------------------------------
                                       RICHARD L. JOHNSON




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